VOYA PARTNERS, INC.

Voya Index Solution 2020 Portfolio

Voya Solution 2020 Portfolio

(each a "Portfolio" and collectively "Portfolios")

Supplement dated November 22, 2019

to Voya Index Solution 2020 Portfolio's Adviser Class ("Class ADV"), Initial Class ("Class I"), Service Class ("Class S"), and Service 2 Class ("Class S2") Prospectus and Class Z Prospectus each dated May 1, 2019; and related Summary Prospectuses as supplemented September 30, 2019;

to Voya Solution 2020 Portfolio's Class ADV, Class I, Class S, Class S2, and Class T Prospectus dated

May 1, 2019 and related Summary Prospectus as supplemented September 30, 2019

(each a "Prospectus" and collectively the "Prospectuses"); and

to Voya Index Solution 2020 Portfolio's Class ADV, Class I, Class S, Class S2, and Class Z

Statement of Additional Information ("SAI") dated May 1, 2019; and

to Voya Solution 2020 Portfolio's Class ADV, Class I, Class S, Class S2, and Class T SAI

dated May 1, 2019

On November 21, 2019, the Board of Directors of Voya Partners, Inc. (the "Board") approved a proposal to reorganize the Portfolios with and into the following "Surviving Portfolios" (the "Reorganizations"):

Merging Portfolio	Surviving Portfolio
Voya Index Solution 2020 Portfolio	Voya Index Solution Income Portfolio
Voya Solution 2020 Portfolio	Voya Solution Income Portfolio

Pursuant to current disclosure in the Merging Portfolios' Prospectuses, the proposed Reorganizations are not subject to approval by shareholders of the Merging Portfolios. It is expected that the Reorganizations will occur on or about August 7, 2020.

Following the Reorganizations each Merging Portfolio's shareholders will hold shares of its respective Surviving Portfolio as reflected in the table above. For more information regarding a Surviving Portfolio, please contact a Shareholder Services representative or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE